UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2026

NEUMORA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41802	84-4367680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

260 Arsenal Way, Suite 1 Watertown, Massachusetts	02472
(Address of principal executive offices)	(Zip Code)

(857) 760-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NMRA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 5, 2026, Neumora Therapeutics, Inc. (the “Company”) issued press releases announcing positive results from its Phase 1b signal-seeking study of NMRA-511 in people with Alzheimer’s disease (AD) agitation and key pipeline updates and anticipated 2026 milestones. Copies of the press releases are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release (NMRA-511 Phase 1b Study) dated January 5, 2026

99.2	Press release (Pipeline Updates and Anticipated Milestones) dated January 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUMORA THERAPEUTICS, INC.

Date: January 5, 2026	By:	/s/ Michael Milligan
Michael Milligan
Chief Financial Officer